                                                                   EXHIBIT 99.2

                           OFFSHORE LOGISTICS, INC.

    NOTICE OF GUARANTEED DELIVERY OF 7 7/8% SERIES A SENIOR NOTES DUE 2008

  As set forth in the Prospectus dated           , 1998 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Offshore Logistics, Inc. (the "Issuer") and certain of its subsidiaries under the caption "The Exchange Offer--Terms of the Exchange Offer--Procedures for Tendering Old Notes" and in the Letter of Transmittal for Offer to Exchange
7 7/8% Series B Senior Notes due 2008 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or
(iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

To: State Street Bank and Trust Company (the "Exchange Agent")

  By Registered or Certified Mail:            By Hand or Overnight Delivery
------------------------------------                    Service:
      Corporate Trust Services                -----------------------------
      ------------------------                  Corporate Trust Services
      ------------------------                  ------------------------
                                                ------------------------

          By Facsimile Transmission (for Eligible Institutions only):
                                (___)_________________

                           (Facsimile Confirmation)

                                (___)_________________

                                      or

                                (   )


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

  The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 1998, unless extended
by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                       DESCRIPTION OF OLD NOTES TENDERED

--------------------------------------------------------------------------------------------------------------------
                                                                    AGGREGATE PRINCIPAL
                                                                        AMOUNT
CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD NOTES OR                    REPRESENTED BY OLD       PRINCIPAL AMOUNT
  ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY                              NOTES                   TENDERED
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                    Total:
--------------------------------------------------------------------------------------------------------------------

                           PLEASE SIGN AND COMPLETE

Signature(s):_________________________________________   Name(s):______________

                           Capacity (full title), if signing
Address:__________________ in a representative capacity:_______________________
            (ZIP CODE)

Area Code and Telephone Number:________________________________________________

                           Taxpayer Identification or Social
Dated:___________________  Security Number:____________________________________

                             GUARANTEE OF DELIVERY

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three Nasdaq National Market trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                 (Name of Firm)

                                 Sign here:____________________________________
                                               (AUTHORIZED SIGNATURE)

                                 Name:_________________________________________
                                               (PLEASE TYPE OR PRINT)

                                 (Area Code and Telephone Number)______________

                                 Address_______________ Zip Code_______________

Dated:              , 1998